                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from September 1, 1997 to September 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1997.


                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 6.81, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.



2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1997.


                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997


                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                 WV0 WW8
                                 Trust Account:  3335930-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                    $3,705,420.50

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                   .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                          3,705,420.50

2. Sub-Pool HI: Class A Formula Principal Distribution Amount:
     (a)  Scheduled Principal        333,021.97
     (b)  Principal Prepayments    2,649,748.81
     (c)  Liquidated Contracts              .00
     (d)  Repurchases                       .00
     (e)  Excess Proceeds if any
          (first Remittance Date)           .00
     (f)  Previously undistributed
          Principal Amounts                 .00

               Total Principal                                 2,982,770.78

3. Sub-Pool HI Senior Percentage                                        100%

4. Class HI: B Percentage                                               100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                     Page 2



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                 WV0 WW8
                                 Trust Account:  3335930-0

CLASS HI: A CERTIFICATES
------------------------

   INTEREST

5. Aggregate Interest

     (a) Class HI: A-1 Pass-through Rate            6.14%
     (b) Class HI: A-1 Interest                                    244,832.50
     (c) Class HI: A-2 Pass-through Rate            6.45%
     (d) Class HI: A-2 Interest                                    171,462.50
     (e) Class HI: A-3 Pass-through Rate            6.77%
     (f) Class HI: A-3 Interest                                    204,510.42

6. Amount applied to Unpaid Class HI: A Interest Shortfall                .00

7. Remaining Unpaid Class HI: A Interest Shortfall                        .00

     PRINCIPAL

8. Class HI: A Principal Distribution:

     (a) Class HI: A-1                                           2,982,770.78
     (b) Class HI: A-2                                                    .00
     (c) Class HI: A-3                                                    .00

9. Class HI: A Principal Balance:

     (a) Class HI: A-1 Principal Balance                        46,517,229.22
     (b) Class HI: A-2 Principal Balance                        33,000,000.00
     (c) Class HI: A-3 Principal Balance                        37,500,000.00

10. Amount, if any, by which Class HI: A Formula
    Distribution Amount exceeds Class HI: A Distribution
    Amount                                                                .00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

11. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                 101,844.30

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                     Page 3



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                 WV0 WW8
                                 Trust Account:  3335930-0



     INTEREST on Class HI: M-1 Principal Balance less
     Class HI: M-1 Liquidation Loss Principal Amount

12.  Current Interest
       (a) Class HI: M-1 Pass-through Rate       7.16%
       (b) Class HI: M-1 Interest                                   69,213.33

13.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall            .00

14.  Remaining unpaid Class HI: M-1 Interest Shortfall                    .00

15.  Class HI: M-1 Interest Deficiency Amount                             .00

16.  Class HI: M-1 Deficiency Amount unpaid                               .00

     PRINCIPAL

17.  Class HI: M-1 Principal Distribution                                 .00

18.  Class HI: M-1 Principal Balance                            12,000,000.00

19.  Amount, if any, by which Class HI: M-1 Formula Distribution
     Amount exceeds Class HI: M-1 Distribution Amount                     .00

20.  Sub-Pool HI Amount Available less the Class HI: A
     Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                       32,630.97

     INTEREST on Class HI: M-2 Principal Balance less
     Class HI: M-2 Liquidation Loss Principal Amount

     INTEREST

21.  Current Interest
          (a)  Class HI: M-2 Pass-Through Rate   7.23%
          (b)  Class HI: M-2 Interest                               43,681.25

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                     Page 4



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                 WV0 WW8
                                 Trust Account:  3335930-0



22.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall      .00

23.  Remaining Unpaid Class HI: M-2 Interest Shortfall              .00

24.  Class HI: M-2 Interest Deficiency Amount                       .00

25.  Class HI: M-2 Interest Shortfall                               .00

     PRINCIPAL

26.  Class HI: M-2 Principal Distribution                           .00


27.  Class HI: M-2 Principal Balance                       7,500,000.00

     CLASS HI: B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in October 2000)

28.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date       .02%

     (b) Sub-pool HI Average Sixty-Day Delinquency Ratio Test
         (arithmetic average of ratios for this month and two
         proceding months; may not exceed 2.5%)                     .01%

29.  Sub-Pool HI average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date      .07%

     (b) Sub-pool HI Average Thirty-Day Delinquency Ratio Test
         (arithmetic average of ratios for this month and two
         proceding months; may not exceed 5%)                       .02%

30.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 10%)           .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                     Page 7



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0


31.  Sub-Pool HI Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                               .00

          (b) Current Realized Loss Ratio (total Realized
              Losses for most recent three months, multiplied
              By 4, divided by arithmetic average of Pool
              Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date; may
              not exceed 2.5%)                                           .00%

32.  Class HI: B Principal Balance Test

          (a) Class HI: B Principal Balance (before any
              distributions on current Payment Date) divided
              by Pool Scheduled Principal Balance for prior
              Payment Date (must equal or exceed 14.0%)                 7.00%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

33.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                               (11,050.28)

     INTEREST on Class HI: B-1 Principal Balance less Class HI: B-1 Liquidation Loss Principal Amount

34.  Current Interest
          (a) Class HI: B-1 Pass-through Rate              7.22%
          (b)  Class HI: B-1 Interest                              41,439.79

35.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall           .00

36.  Remaining Unpaid Class HI: B-1 Interest Shortfall                   .00

37.  Class HI: B-1 Interest Deficiency Amount                            .00

38.  Class HI: B-1 Interest Deficiency Amount unpaid                     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                     Page 8



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0

     PRINCIPAL

39.  Class HI: B-1 Principal Distribution                                .00

40.  Class HI: B-1 Principal Balance                            7,125,000.00

41.  Amount, if any, by which Class HI: B-1 Formula
     Distribution Amount exceeds Class HI: B-1
     Distribution Amount                                                 .00

     CLASS HI: B-2 CERTIFICATES

42.  Remaining Sub-Pool HI Amount Available                       (52,490.07)

     INTEREST on Class HI: B-2 Principal Balance less
     Liquidation Loss Principal Amount

43.  Current Interest
     (a)  Class HI: B-2 Pass-Through Rate           7.54%
     (b)  Class HI: B-2 Interest                                   20,499.38

44.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall           .00

45.  Remaining Unpaid Class HI: B-2 Interest Shortfall                   .00

     PRINCIPAL

46.  Class HI: B-2 Principal Distribution                                .00


47.  Class HI: B-2 Guaranty Payment                                      .00


48.  Class HI: B-2 Principal Balance                            3,375,000.00


49.  Amount, if any, by which Class HI: B-2 Formula
     Distribution Amount plus Class HI: B-2 Liquidation
     Loss Principal Amount exceeds Class HI: B-2
     Distribution Amount                                                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 10



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0


     Interest on Class HI: M-1,M-2,B-1, and B-2 Liquidation Loss
     Principal Amount

50.  Class HI: M-1

     (a) Class HI: M-1 Liquidation Loss Principal Amount                  .00
     (b) Interest at Class HI: M-1 Pass-through Rate on:
         Class HI: M-1 Liquidation Loss Principal Amount                  .00
     (c) Amount applied to Unpaid Class HI: M-1
         Liquidation Loss Interest Shortfall                              .00
     (d) Remaining Unpaid Class HI: M-1 Liquidation
         Loss Interest Shortfall                                          .00

51.  Class HI: M-2

     (a) Class HI: M-2 Liquidation Loss Principal Amount                  .00
     (b) Interest at Class HI: M-2 Pass-through Rate on:
         Class HI: M-2 Liquidation Loss Principal Amount                  .00
     (c) Amount applied to Unpaid Class HI: M-2
         Liquidation Loss Interest Shortfall                              .00
     (d) Remaining Unpaid Class HI: M-2 Liquidation
         Loss Interest Shortfall                                          .00

52.  Class HI: B-1

     (a) Class HI: B-1 Liquidation Loss Principal Amount                  .00
     (b) Interest at Class HI: B-1 Pass-through Rate on:
         Class HI: B-1 Liquidation Loss Principal Amount                  .00
     (c) Amount applied to Unpaid Class HI: B-1
         Liquidation Loss Interest Shortfall                              .00
     (d) Remaining Unpaid Class HI: B-1 Liquidation
         Loss Interest Shortfall                                          .00

53.  Class HI: B-2

     (a) Class HI: B-2 Liquidation Loss Principal Amount                  .00
     (b) Interest at Class HI: B-2 Pass-through Rate on:
         Class HI: B-2 Liquidation Loss Principal Amount                  .00
     (c) Amount applied to Unpaid Class HI: B-2
         Liquidation Loss Interest Shortfall                              .00
     (d) Remaining Unpaid Class HI: B-2 Liquidation
         Loss Interest Shortfall                                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 11



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0



     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

54.  Pool Scheduled Principal Balance of Sub-Pool HI           147,017,229.22

55.  Sub-Pool HI Pool Factors
          (a)    Class HI: A-1 Pool Factor                          .93974200
          (b)    Class HI: A-2 Pool Factor                         1.00000000
          (c)    Class HI: A-3 Pool Factor                         1.00000000
          (d)    Class HI: M-1 Pool Factor                         1.00000000
          (e)    Class HI: M-2 Pool Factor                         1.00000000
          (f)    Class HI: B-1 Pool Factor                         1.00000000
          (g)    Class HI: B-2 Pool Factor                         1.00000000

56.  Home Improvement Contracts Delinquent:
     (a)    31-59 days       101,954.01        6
     (b)    60-89 days        25,150.93        1
     (c)    90 or more days         .00        0

57.  Principal Balance of Defaulted Home Improvement Contracts            .00

58.  Number of Liquidated Home Improvement Contracts and
     Net Liquidated Loss                       0                          .00

59.  Number of Home Improvement Contracts Remaining                      8035

60.  Number and Principal Balance of Home Improvement Contracts
     with FHA Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable     0                          .00

61.  FHA Insurance reserve amount                               88,503,076.69

62.  Amount received from FHA Insurance                                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 12



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



     SUB-POOL HE
     -----------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                                18,996,823.71

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                    .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                                18,996,823.71

2. Sub-Pool HE Formula Principal Distribution Amount:
     (a) Scheduled Principal               841,737.19
     (b) Principal Prepayments           7,636,698.51
     (c) Liquidated Contracts                     .00
     (d) Repurchases                       809,014.60
     (e) Previously undistributed Principal
         Amounts                                  .00
     (f) Pre-Funded Fixed Rate Amount, if any     .00
     (g) Less Class HE: A-1 ARM Formula Principal
         Distribution Amount                      .00

                               Total Principal                   9,287,450.30

3. Class HE: A-1 ARM Formula Principal Distribution Amount
   (lesser of Class HE: A-1 ARM Principal Balance or sum of (a) - (f))

     (a) Scheduled Principal                62,985.65
     (b) Principal Prepayments           1,379,469.87
     (c) Liquidated Contracts                     .00
     (d) Repurchases                        34,605.18
     (e) Pre-Funded ARM Amount, if any            .00
     (f) Clause (vi) of definition                .00

                               Total Principal                   1,477,060.70

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 13



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0

4. Sub-Pool HE Senior Percentage                                         100%

5. Class HE: B Percentage                                                100%

   CLASS HE: A CERTIFICATES
   ------------------------

     INTEREST
6. Aggregate Interest
          (a)    Class HE: A-1ARM Pass-Through Rate     5.87625%
          (b)    Class HE: A-1 Interest                           284,018.75
          (c)    Class HE: A-1 Pass-Through Rate           5.97%
          (d)    Class HE: A-1 Interest                           336,641.67
          (e)    Class HE: A-2 Pass-Through Rate           6.16%
          (f)    Class HE: A-2 Interest                           208,413.33
          (g)    Class HE: A-3 Pass-Through Rate           6.39%
          (h)    Class HE: A-3 Interest                           833,895.00
          (i)    Class HE: A-4 Pass-Through Rate           6.54%
          (j)    Class HE: A-4 Interest                           216,001.67
          (k)    Class HE: A-5 Pass-Through Rate           6.74%
          (l)    Class HE: A-5 Interest                           374,631.67
          (m)    Class HE: A-6 Pass-Through Rate           6.95%
          (n)    Class HE: A-6 Interest                           229,543.06
          (o)    Class HE: A-7 Pass-Through Rate           6.82%
          (p)    Class HE: A-7 Interest                           162,069.72
          (q)    Class HE: A-81O Pass-Through Rate         7.57%
          (r)    Class HE: A-81O Interest                         179,892.64

7. Amount applied to Unpaid Class HE: A Interest Shortfall               .00

8. Remaining Unpaid Class HE: A Interest Shortfall                       .00

9. Class HE: A-7 Lockout Percentage for such Payment Date                100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 15



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                       1,477,060.70
     (b)  Class HE: A-6 Lockout Remittance Amount                         .00

     (c) Balance of Sub-Pool HE Senior Percentage of Sub-
         Pool HE Formula Principal Distribution Amount:

          (i)     Class HE: A-1                                  9,287,450.30
          (ii)    Class HE: A-2                                           .00
          (iii)   Class HE: A-3                                           .00
          (iv)    Class HE: A-4                                           .00
          (v)     Class HE: A-5                                           .00
          (vi)    Class HE: A-6                                           .00
          (vii)   Class HE: A-7                                           .00

11.  Class HE: A Principal Balance:
          (a)    Class HE: A-1ARM Principal Balance             58,522,939.30
          (b)    Class HE: A-1 Principal Balance                60,712,549.70
          (c)    Class HE: A-2 Principal Balance                42,000,000.00
          (d)    Class HE: A-3 Principal Balance               162,000,000.00
          (e)    Class HE: A-4 Principal Balance                41,000,000.00
          (f)    Class HE: A-5 Principal Balance                69,000,000.00
          (g)    Class HE: A-6 Principal Balance                41,000,000.00
          (h)    Class HE: A-7 Principal Balance                29,500,000.00


     CLASS HE: M-1 CERTIFICATES
     --------------------------

12.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)    5,407,205.20

     INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 15



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



13.  Current Interest
       (a) Class HE: M-1 Pass-Through Rate      7.30%
       (b) Class HE: M-1 Interest                                  202,879.17

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall            .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                    .00

16.  Class HE: M-1 Interest Deficiency Amount                             .00

17.  Class HE: M-1 Interest Deficiency Amount                             .00

     PRINCIPAL

18.  Class HE: M-1 Principal Distribution                                 .00


19.  Class HE: M-1 Principal Balance                            34,500,000.00


20.  Amount, if any, by which Class HE: M-1 Formula Principal
     Distribution Amount exceeds Class HE: M-1 Distribution Amount        .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

21.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                    5,204,326.03

     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

22.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate  7.45%
          (b)  Class HE: M-2 Interest                              144,033.33

23.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 17



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0

24.  Remaining unpaid Class HE: M-2 Interest Shortfall                   .00

25.  Class HE: M-2 Interest Deficiency Amount                            .00

26.  Class HE: M-2 Interest Deficiency Amount unpaid                     .00

     PRINCIPAL

27.  Class HE: M-2 Principal Distribution                                .00

28.  Class HE: M-2 Principal Balance                           24,000,000.00

29.  Amount, if any, by which Class HE: M-2 Formula
     Principal Distribution Amount exceeds Class HE:
     M-2 Distribution Amount                                             .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 2000)

30.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)   Sixty-Day Delinquency Ratio for current Payment Date          .22%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                      .07%

31.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date          1.03%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 12%)                                     .34%

32.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
         Balance; may not exceed 7.5%)                                   .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 19


                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



33.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date               .00

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                       .00%

34.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 9%)      4.50%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

35.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                             5,060,292.70

     INTEREST on Class HE: B-1 Principal Balance less Class HE:
     B-1 Liquidation Loss Principal Amount

36.  Current Interest
     (a)  Class HE: B-1 Pass-Through Rate            7.41%
     (b)  Class HE: B-1 Interest                                  112,817.25

37.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall           .00

38.  Remaining Unpaid Class HE: B-1 Interest Shortfall                   .00

39.  Class HE: B-1 Interest Deficiency Amount                            .00

40.  Class HE: B-1 Interest Deficiency Amount                            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 20



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



     PRINCIPAL

41.  Class HE: B Principal Distribution                                 .00

42.  Class HE: B-1 Principal Balance                          18,900,000.00

43.  Amount, if any, by which Class HE: B-1 Formula
     Principal Distribution Amount exceeds Class HE:
     B-1 Distribution Amount                                            .00

     CLASS HE: B-2 CERTIFICATES

44.  Remaining Sub-Pool HE Amount Available                    4,947,475.45

     INTEREST on Class HE: B-2 Principal Balance less Liquidation
     Loss Principal Amount

45.  Current Interest
     (a) Class HE: B-2 Pass-Through Rate              7.54%
     (b) Class HE: B-2 Interest                                   49,198.50

46.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall          .00

47.  Remaining Unpaid Class HE: B-2 Interest Shortfall                  .00

     PRINCIPAL

48.  Class HE: B-2 Principal Distribution                               .00

49.  Class HE: B-2 Guaranty Payment                                     .00

50.  Class HE: B-2 Principal Balance                           8,100,000.00

51.  Amount, if any, on which Class HE: B-2 Formula Distribution
     Amount and Class HE: B-2 Liquidation Loss Principal Amount
     exceeds Class HE: B-2 Distribution Amount                          .00

                         GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 20



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0

     Interest on Class HE: M-1,M-2,B-1, and B-2 Liquidation Loss
     Principal Amount

52.  Class HE: M-1

     (a) Class HE: M-1 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HI: M-1 Pass-through Rate on:
         Class HE: M-1 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HE: M-1
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HE: M-1 Liquidation
         Loss Interest Shortfall                                         .00

53.  Class HE: M-2

     (a) Class HE: M-2 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HE: M-2 Pass-through Rate on:
         Class HE: M-2 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HE: M-2
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HE: M-2 Liquidation
         Loss Interest Shortfall                                         .00

54.  Class HE: B-1

     (a) Class HE: B-1 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HE: B-1 Pass-through Rate on:
         Class HE: B-1 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HE: B-1
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HE: B-1 Liquidation
         Loss Interest Shortfall                                         .00

55.  Class HE: B-2

     (a) Class HE: B-2 Liquidation Loss Principal Amount                 .00
     (b) Interest at Class HE: B-2 Pass-through Rate on:
         Class HE: B-2 Liquidation Loss Principal Amount                 .00
     (c) Amount applied to Unpaid Class HE: B-2
         Liquidation Loss Interest Shortfall                             .00
     (d) Remaining Unpaid Class HE: B-2 Liquidation
         Loss Interest Shortfall                                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 23



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

56. Pool Scheduled Principal Balance of Sub-Pool HE           589,235,489.00

    (a) Fixed Rate Home Equity Contracts                      530,712,549.70
    (b) Adjustable Rate Home Equity Contracts                  58,522,939.30

57. Sub-Pool HE Pool Factors

          (a) Class HE: A-1ARM Pool Factor                         .97538232
          (b) Class HE: A-1 Pool Factor                            .86732214
          (c) Class HE: A-2 Pool Factor                           1.00000000
          (d) Class HE: A-3 Pool Factor                           1.00000000
          (e) Class HE: A-4 Pool Factor                           1.00000000
          (f) Class HE: A-5 Pool Factor                           1.00000000
          (g) Class HE: A-6 Pool Factor                           1.00000000
          (h) Class HE: A-7 Pool Factor                           1.00000000
          (i) Class HE: M-1 Pool Factor                           1.00000000
          (j) Class HE: M-2 Pool Factor                           1.00000000
          (k) Class HE: B-1 Pool Factor                           1.00000000
          (l) Class HE: B-2 Pool Factor                           1.00000000

58.  Home Equity Contracts Delinquent:

     Total HE
     (a)    31-59 days       5,839,964.18         128
     (b)    60-89 days         989,858.43          18
     (c)    90 or more days    147,055.60           2

     Adjustable Rate
     (a)    31-59 days         251,790.83           4
     (b)    60-89 days         156,101.42           2
     (c)    90 or more days           .00           0

59.  Principal Balance of Defaulted Home Equity Contracts

     Total HE Fixed Contracts                                            .00
     Adjustable Rate Contracts                                           .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 SEPTEMBER 1997
                                    Page 24



                                 Distribution Date: 10/15/97
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



60.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Contracts                       0                          .00
     Adjustable Rate Contracts                0                          .00

61.  Number of Home Equity Contracts Remaining

     Total HE Fixed Contracts                          10,590
     Adjustable Rate Contracts                            496

62.  Pre-Funded ARM Amount                                               .00

63.  Pre-Funded Fixed Rate Amount                                        .00

     CLASS C SUBSIDIARY CERTIFICATES
     -------------------------------

64.  Monthly Servicing Fee                                        468,750.00

65.  Guarantee Fee                                              1,875,000.00

66.  Class C Residual Payment                                   2,481,537.50

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.